Exhibit 99.1

Access National Declares Dividend, Reports Third Quarter Earnings

RESTON, Va.--(BUSINESS WIRE)--October 16, 2015--Access National Corporation (NASDAQ: ANCX), parent company for Access National Bank (Bank), reported third quarter 2015 net income of $3.9 million, or $0.37 per common share. This represents the Corporation’s 61st consecutive quarterly profit over its 63 quarter history. Consistent with management’s stated objective of a 40%-50% payout ratio against core earnings, the Board of Directors declared a cash dividend of $0.15 per share for holders of record as of November 02, 2015 and payable on November 25, 2015. The routine dividend reflects Management’s favorable performance outlook and comfort with a favorable capital position.

Overall, third quarter 2015 pretax earnings increased $988 thousand or 20% when compared to third quarter 2014 when removing the two nonrecurring items which positively impacted third quarter 2014 pretax earnings by $2.5 million. The increase was primarily due to increases in pretax income for both the banking and mortgage segments from third quarter 2014 of $162 thousand and $717 thousand, respectively, when excluding a nonrecurring $3.25 million release in the mortgage segment’s loan loss reserve for the same period in 2014. The banking segment’s increase was due to an increase in net interest income over third quarter 2014 of $973 thousand, and was partially offset by an increase in salaries and benefits of $530 thousand and an increase in other operating expense of $309 thousand due largely to enhancements in the Bank’s online banking platform. The mortgage segment’s increase over third quarter 2014 was due to an increase in mortgage loan originations of $4.6 million or 4% as well as an increase in the secondary margins on mortgage loans held for sale. This resulted in an increase of $953 thousand in non-interest income which was partially offset by an increase in non-interest expense of $268 thousand over 2014 due to costs related to the increased production volume.

Net interest margin for the first nine months of 2015 decreased from 3.78% to 3.69% when compared to the same period in 2014. On a linked quarter basis, the margin increased to 3.70% for the three months ended September 30, 2015 compared to 3.67% for the three months ended June 30, 2015.

On a consolidated basis, the Corporation reported annualized return on average assets of 1.40% for the three and nine month periods ended September 30, 2015. Meanwhile, the annualized return on average equity was 15.09% and 14.94% for the three and nine months ended September 30, 2015, respectively.

Total assets were $1.1 billion at September 30, 2015 and grew $65 million when compared to December 31, 2014. An increase in loans held for investment of $72.4 million and $16.5 million of growth in investment securities were partially offset by a decrease of $12.4 million in interest-bearing balances and a decrease in loans held for sale of $9.1 million. Loan growth in all categories of the loans held for investment portfolio occurred during the first three quarters of 2015. Overall, the portfolio of loans held for investment grew at an annualized rate of 12.4% with commercial real estate – owner occupied loans increasing by the largest dollar amount.

Total deposits at September 30, 2015 increased $176.0 million from December 31, 2014 due mainly to an increase in demand deposits of $81.4 million, an increase in savings and money market of $40.5 million, an increase in time deposits of $27.0 million, and a net increase in wholesale funding deposits of $23.4 million. Management continues to focus on expanding business banking relationships as evidenced by the 32.2% year-to-date growth in demand deposits.

Non-performing assets (NPAs) increased to $6.6 million at September 30, 2015 from $1.6 million at December 31, 2014, representing 0.59% and 0.15% of total assets, respectively, but declined from $7.4 million, or 0.64% of total assets as of June 30, 2015. The increase in NPAs from year end was mainly impacted by the addition of one loan totaling $6.6 million to non-accrual status in the first quarter of 2015. The Bank did not have other real estate owned at September 30, 2015 while Access Real Estate, LLC had other real estate owned with a carrying value of $500 thousand. The allowance for loan loss was $13.5 million and $13.4 million at September 30, 2015 and December 31, 2014, respectively, and represented 1.59% and 1.73% of total loans held for investment, respectively.

Book value per common share increased from $9.45 at December 31, 2014 to $10.23 at September 30, 2015. The ratio of total equity to total assets for Access National Corporation and its subsidiary bank was 9.6% at September 30, 2015, within the Corporation’s target range of 8.00% to 10.50%.

Access National Corporation is the parent company of Access National Bank, an independent, nationally chartered bank serving the business community of the greater Washington DC Metropolitan area. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These statements may be identified as “may”, “could”, “expect”, “believe”, anticipate”, “intend”, “plan” or variations thereof. These forward-looking statements may contain information related to those matters such as the Company’s intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond control of the Company. Such risks and uncertainties could cause the actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of certain risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K and other SEC filings.

Access National Corporation
Consolidated Balance Sheet

(In Thousands Except for Share and Per Share Data)	September 30, 2015 (Unaudited)	December 31, 2014	September 30, 2014 (Unaudited)

ASSETS

Cash and due from banks	$11,085	$9,804	$8,227

Interest-bearing balances and federal funds sold	33,781	46,225	60,480

Investment securities:
Available-for-sale, at fair value	141,572	125,080	127,422
Held-to-maturity, at amortized cost (fair value of $14,487, $14,378 and $14,153)	14,293	14,309	14,315
Total investment securities	155,865	139,389	141,737

Restricted Stock, at amortized cost	4,071	8,961	8,286

Loans held for sale - at fair value	35,904	45,026	42,283

Loans held for investment net of allowance for loan losses of $13,474, $13,399 and $13,244, respectively	835,563	763,204	713,868

Premises, equipment and land, net	6,811	6,926	7,036

Other assets	35,149	33,345	33,176

Total assets	$1,118,229	$1,052,880	$1,015,093

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$334,225	$252,875	$271,251

Savings and interest-bearing deposits	278,050	233,773	243,259

Time deposits	319,160	268,795	217,561

Total deposits	931,435	755,443	732,071

Short-term borrowings	59,699	185,635	175,592

Long-term borrowings	10,000	-	-

Other liabilities and accrued expenses	9,466	12,898	7,690

Total Liabilities	1,010,600	953,976	915,353

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized; issued and outstanding, 10,521,317, 10,469,569 and 10,448,819 shares, respectively	8,785	8,742	8,725

Additional paid in capital	19,588	18,538	18,260

Retained earnings	79,048	72,168	73,781

Accumulated other comprehensive income (loss), net	208	(544)	(1,026)

Total shareholders' equity	107,629	98,904	99,740

Total liabilities and shareholders' equity	$1,118,229	$1,052,880	$1,015,093

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
(In Thousands Except for Share and Per Share Data)	(Unaudited)		(Unaudited)

INTEREST INCOME
Interest and fees on loans	$10,254	$9,133	$29,659	$26,446

Interest on federal funds sold and bank balances	34	27	95	72

Interest and dividends on securities	868	755	2,465	1,844
Total interest income	11,156	9,915	32,219	28,362

INTEREST EXPENSE
Interest on deposits	990	757	2,590	2,272

Interest on other borrowings	69	74	283	202
Total interest expense	1,059	831	2,873	2,474
Net interest income	10,097	9,084	29,346	25,888

Provision for loan losses	-	-	150	-
Net interest income after provision for loan losses	10,097	9,084	29,196	25,888

NONINTEREST INCOME
Service charges and fees	236	167	651	525

Gain on sale of loans	5,834	4,799	15,110	10,314

Other Income	342	247	4,037	2,946
Total noninterest income	6,412	5,213	19,798	13,785

NONINTEREST EXPENSE
Salaries and benefits	6,703	5,860	20,419	16,699

Occupancy and equipment	751	715	2,247	2,082

Other operating expense	3,025	108	8,713	4,777
Total noninterest expense	10,479	6,683	31,379	23,558
Income before income tax	6,030	7,614	17,615	16,115

Income tax expense	2,086	2,682	6,114	5,705
NET INCOME	3,944	4,932	11,501	10,410

Earnings per common share:
Basic	$0.37	$0.47	$1.09	$0.99
Diluted	$0.37	$0.47	$1.09	$0.99

Average outstanding shares:
Basic	10,519,954	10,440,986	10,504,086	10,414,384
Diluted	10,593,415	10,476,050	10,567,173	10,459,283

Performance and Capital Ratios

(Dollars In Thousands)	Three Months Ended September 30, 2015	Three Months Ended June 30, 2015	Three Months Ended March 31, 2015	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014	Twelve Months Ended December 31, 2014

Return on average assets (annualized)	1.40%	1.44%	1.36%	1.40%	1.48%	1.45%
Return on average equity (annualized)	15.09%	15.54%	14.19%	14.94%	14.65%	14.47%
Net interest margin	3.70%	3.67%	3.72%	3.69%	3.78%	3.80%
Efficiency ratio - Bank only	50.93%	48.66%	50.51%	50.02%	48.86%	48.96%
Total average equity to earning assets	9.57%	9.58%	9.93%	9.69%	10.39%	10.37%

Averages
Assets	$1,129,074	$1,108,029	$1,050,296	$1,096,088	$940,934	$958,067
Loans held for investment	833,341	814,393	781,990	810,096	715,454	721,863
Loans held for sale	40,465	59,154	38,065	45,903	29,077	31,288
Interest-bearing deposits & federal funds sold	59,216	54,026	46,828	53,402	44,190	44,939
Investment securities	158,839	142,644	147,385	149,664	121,853	128,446
Earning assets	1,092,472	1,070,016	1,014,351	1,059,232	912,289	927,845
Interest-bearing deposits	600,854	535,671	499,467	545,702	480,599	477,267
Total deposits	925,617	839,035	760,105	842,192	710,077	715,385
Repurchase agreements & federal funds purchased	21,928	22,506	22,695	22,373	21,125	21,129
Short-term borrowings	58,207	125,736	157,555	113,469	104,707	115,471
Long-term borrowings	10,000	10,000	556	6,886	-	-
Equity	$104,569	$102,560	$100,754	$102,642	$94,768	$96,227

Banking segment - income before taxes	$5,228	$5,134	$4,930	$15,292	$13,951	$18,889
Mortgage segment - income before taxes	$1,199	$1,383	$1,012	$3,594	$4,318	$5,043
Wealth Management segment - loss before taxes	$(36)	$(124)	$(132)	$(292)	$(264)	$(350)
Other segments - loss before taxes	$(361)	$(309)	$(309)	$(979)	$(1,890)	$(2,072)

Allowance for loan losses/loans held for investment	1.59%	1.62%	1.68%	1.59%	1.82%	1.73%
Total NPA	$6,616	$7,427	$6,784	$6,616	$1,826	$1,622
NPA to total assets	0.59%	0.64%	0.63%	0.59%	0.18%	0.15%

Mortgage loan originations and brokered loans	$119,988	$145,223	$114,541	$379,752	$295,158	$408,346
Gain on sale of mortgage loans net hedging activity	$5,220	$5,959	$3,058	$14,237	$8,723	$12,779
Allowance for losses on mortgage loans sold	$1,179	$1,187	$1,187	$1,179	$1,193	$1,198

Wealth Management segment - assets under management	$508,000	$546,000	$523,000	$508,000	$444,000	$450,372

Book value per common share	$10.23	$9.94	$9.75	$10.23	$9.55	$9.45

Composition of Loan Portfolio

	September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Commercial real estate - owner occupied	$223,801	26.36%	$222,012	26.61%	$210,131	26.46%	$199,442	25.68%
Commercial real estate - non-owner occupied	137,081	16.15	134,585	16.13	123,387	15.54	125,442	16.15
Residential real estate	196,580	23.15	198,418	23.79	191,914	24.16	194,213	25.01
Commercial	225,147	26.52	223,756	26.82	219,623	27.65	210,278	27.08
Real estate construction	57,664	6.79	47,037	5.64	43,290	5.45	41,080	5.29
Consumer	8,764	1.03	8,434	1.01	5,869	0.74	6,148	0.79
Total loans	$849,037	100.00%	$834,242	100.00%	$794,214	100.00%	$776,603	100.00%
Less allowance for loan losses	13,474		13,509		13,331		13,399
	$835,563		$820,733		$780,883		$763,204

Composition of Deposits

	September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Demand deposits	$334,225	35.88%	$339,266	37.47%	$290,294	36.92%	$252,875	33.47%
Interest-bearing demand deposits	120,400	12.93	110,294	12.18	127,504	16.21	116,654	15.44
Savings and money market	141,953	15.24	113,909	12.58	103,460	13.16	101,409	13.42
CDARS-time deposit	67,213	7.22	90,523	10.00	127,669	16.24	148,142	19.61
CDARS-money market	15,501	1.66	15,647	1.73	15,632	1.99	15,497	2.06
Brokered deposits	117,598	12.63	113,402	12.53	13,213	1.68	13,344	1.77
Time deposits	134,545	14.44	122,361	13.51	108,547	13.80	107,522	14.23
Total Deposits	$931,435	100.00%	$905,402	100.00%	$786,319	100.00%	$755,443	100.00%

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Three Months Ended

	September 30, 2015			September 30, 2014
(Dollars In Thousands)	Average Balance	Income / Expense	Yield / Rate	Average Balance	Income / Expense	Yield / Rate

Assets:
Interest-earning assets:
Securities	$159,450	$868	2.18%	$142,013	$755	2.13%
Loans held for sale	40,465	417	4.12%	40,780	410	4.02%
Loans(1)	833,341	9,837	4.72%	726,985	8,723	4.80%
Interest-bearing balances and federal funds sold	59,216	34	0.23%	51,134	27	0.21%
Total interest-earning assets	1,092,472	11,156	4.08%	960,912	9,915	4.13%
Noninterest-earning assets:
Cash and due from banks	10,765			9,499
Premises, land and equipment	6,893			8,232
Other assets	32,470			31,664
Less: allowance for loan losses	(13,526)			(13,227)
Total noninterest-earning assets	36,602			36,168
Total Assets	$1,129,074			$997,080

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$112,776	$63	0.22%	$121,737	$69	0.23%
Money market deposit accounts	141,821	74	0.21%	115,144	58	0.20%
Savings accounts	14,845	20	0.54%	3,824	4	0.42%
Time deposits	331,412	833	1.01%	259,262	626	0.97%
Total interest-bearing deposits	600,854	990	0.66%	499,967	757	0.61%
Borrowings:
FHLB short-term borrowings	58,207	32	0.22%	121,141	69	0.23%
Securities sold under agreements to repurchase and federal funds purchased	21,928	5	0.09%	19,955	5	0.10%
FHLB long-term borrowings	10,000	32	1.28%	-	-	0.00%
Total borrowings	90,135	69	0.31%	141,096	74	0.21%
Total interest-bearing deposits and borrowings	690,989	1,059	0.61%	641,063	831	0.52%
Noninterest-bearing liabilities:
Demand deposits	324,763			247,814
Other liabilities	8,753			11,341
Total liabilities	1,024,505			900,218
Shareholders' Equity	104,569			96,862
Total Liabilities and Shareholders' Equity	$1,129,074			$997,080

Interest Spread(2)			3.47%			3.61%

Net Interest Margin(3)		$10,097	3.70%		$9,084	3.78%

(1)	Loans placed on nonaccrual status are included in loan balances.
(2)	Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3)	Net interest margin is net interest income, expressed as a percentage of average earning assets.

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Nine Months Ended

	September 30, 2015			September 30, 2014
(Dollars In Thousands)	Average Balance	Income / Expense	Yield / Rate	Average Balance	Income / Expense	Yield / Rate

Assets:
Interest-earning assets:
Securities	$149,831	$2,465	2.19%	$123,301	$1,844	1.99%
Loans held for sale	45,903	1,343	3.90%	29,077	909	4.17%
Loans(1)	810,096	28,316	4.66%	715,454	25,537	4.76%
Interest-bearing balances and federal funds sold	53,402	95	0.24%	44,190	72	0.22%
Total interest-earning assets	1,059,232	32,219	4.06%	912,022	28,362	4.15%
Noninterest-earning assets:
Cash and due from banks	10,642			8,784
Premises, land and equipment	6,921			8,331
Other assets	32,731			24,994
Less: allowance for loan losses	(13,438)			(13,197)
Total noninterest-earning assets	36,856			28,912
Total Assets	$1,096,088			$940,934

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$114,885	$190	0.22%	$112,443	$189	0.22%
Money market deposit accounts	121,478	183	0.20%	114,876	173	0.20%
Savings accounts	10,956	37	0.45%	3,352	9	0.36%
Time deposits	298,383	2,180	0.97%	249,928	1,901	1.01%
Total interest-bearing deposits	545,702	2,590	0.63%	480,599	2,272	0.63%
Borrowings:
FHLB short-term borrowings	113,469	203	0.24%	104,707	186	0.24%
Securities sold under agreements to repurchase and federal funds purchased	22,373	16	0.10%	21,125	16	0.10%
FHLB long-term borrowings	6,886	64	1.24%	-	-	0.00%
Total borrowings	142,728	283	0.26%	125,832	202	0.21%
Total interest-bearing deposits and borrowings	688,430	2,873	0.56%	606,431	2,474	0.54%
Noninterest-bearing liabilities:
Demand deposits	296,490			229,478
Other liabilities	8,526			10,257
Total liabilities	993,446			846,166
Shareholders' Equity	102,642			94,768
Total Liabilities and Shareholders' Equity	$1,096,088			$940,934

Interest Spread(2)			3.50%			3.60%

Net Interest Margin(3)		$29,346	3.69%		$25,888	3.78%

(1)	Loans placed on nonaccrual status are included in loan balances.
(2)	Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3)	Net interest margin is net interest income, expressed as a percentage of average earning assets.

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100